                                                                         h(4)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


PORTFOLIOS                                           EFFECTIVE DATE OF AGREEMENT
----------                                           ---------------------------

AIM Developing Markets Fund                               September 1, 2001

AIM Global Biotech Fund                                   December 28, 2001

AIM Global Energy Fund                                    September 1, 2001

AIM Global Financial Services Fund                        September 11, 2000

AIM Global Health Care Fund                               September 1, 2001

AIM Global Infrastructure Fund                            September 11, 2000

AIM Global Telecommunications and Technology Fund         September 1, 2001

AIM Strategic Income Fund                                 September 1, 2001"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December 28, 2001

                                           A I M ADVISORS, INC.


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ------------------------------         ----------------------------------
        Assistant Secretary                    Robert H. Graham
                                               President


(SEAL)


                                           AIM INVESTMENT FUNDS


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ------------------------------         ----------------------------------
        Assistant Secretary                    Robert H. Graham
                                               President


(SEAL)